Exhibit 10.3

Our Ref: MLM-CMA-0029766	Date : 21 December 2021

Allocation Number : A5006535

FILTEC PRIVATE LIMITED

35 DEFU LANE 9

SINGAPORE 539275

Dear Sirs

OFFER FOR TENANCY AT BLK 8 JTC DEFU INDUSTRIAL CITY #03-27 SINGAPORE 533758

1	GENERAL

1.1	This letter, together with the attached Special Terms and Standard Terms, comprises our offer to rent the Premises to you (“Offer”). You are advised to review these documents before accepting the Offer.

1.2	On your acceptance as stated in paragraph 3 below, your signed Letter of Acceptance will constitute a binding tenancy contract between us (“Tenancy”).

2	OFFER

.1	Premises

We offer to rent the following Premises to you on an “as is” basis.

(a)	Private Lot No.:	Unit No:	Estimated Area (“Area”) (square metres):	[1]Maximum Floor Loading (kiloNewtons per square metre):	[2]Maximum Electrical Loading (amp):

	[Note to Customer: This will be made known later.]	#03-27	1,630.99	20 kN/sqm	250 amp
(b)	Address and Postal Code:	Blk 8 Defu South Street 1 JTC Defu Industrial City Singapore 533758
(c)	Plan of Premises:	Please see attached plans

1 Note to Customer: You must not exceed the Maximum Floor Loading and must ensure that the permitted load is evenly distributed.

2 Note to Customer: You must not exceed the Maximum Electrical Loading.

Address: The JTC Summit, 8 Jurong Town Hall Road, Singapore 609434 | Tel: 1800 568 7000 | Web: www.jtc.gov.sg

2.2	Authorised Use

The Authorised Use is set out below.

Private Lot No.:	Unit No.:	Authorised Use
[Note to Customer:	#03-27	MANUFACTURE AND REPAIR OF SEPARATION/MIXING EQUIPMENT (FILTERS, SEPARATORS AND MIXERS)
This will be made
known later.]

2.3	Approvals

You must obtain all necessary approvals required for your business operations at the Premises and keep them in force throughout the Tenancy.

2.4	Tenancy Period, Possession and related conditions

The key particulars of the Tenancy are set out below. You must commence business by the Commencement Date.

Tenancy Term (“Term”):	3 years

Commencement Date (start date of the Term):

Within 6 months after TOP (as defined in paragraph 2.7 below) has been obtained.

The exact Commencement Date will be determined by us and will be final and binding on you. We will notify you of the exact Commencement Date in due course.

Possession Date (Date the Premises will be handed to you):	Any time within 2 months before the Commencement Date.

Rent-Free Period:	From Possession Date to Commencement Date

Option to Renew:	You have an Option to Renew in accordance with the relevant provisions in the Special Terms.

2.5	Rent

The Rent and Service Charge payable by you is set out below.

Private Lot No.:	Unit No.:	$37,186.57 at $22.80 per square metre per month of the Area, or such other lower rate as we may notify you in writing after TOP has been obtained
[Note to Customer: This will be made known later.]	#03-27

The Rent and Service Charge must be paid in advance without demand or deduction on the first day of each month of the Term.

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2.6	Service Charge

The Service Charge payable is set out below.

Private Lot No.:	Unit No.:	The amount has been included in the above Rent.
[Note to Customer: This will be made known later.]	#03-27

You must pay the Service Charge in advance without demand or deduction on the first day of each month of the Term. We are entitled, at any time and from time to time, to adjust the Service Charge.

Notwithstanding such adjustment, the 1st Year Monthly Rent and Service Charge, 2nd Year Monthly Rent and Service Charge and 3rd Year Monthly Rent and Service Charge will remain unchanged3.

2.7	Changes to configuration, floor plan, size, access etc

As the Building is currently under construction and the Temporary Occupation Permit for the Building (“TOP”) has not been issued, we reserve our rights to change the configuration of the Premises in terms of its floor plan, size of the Premises, access to the Premises, etc. You irrevocably agree to these changes and fully acknowledge that the Unit is currently being built.

2.8	Adjustment Based on “As-Built” Drawings

(a)	If the Area is adjusted on completion of the “As-Built” drawings (prepared by our consultants and approved by us), the Rent and Service Charge paid or payable by you shall accordingly be adjusted and be paid and payable, or refunded as the case may be, in respect of the full difference between the Area and the “As-Built” drawings area, with retrospective effect from the Commencement Date.

(b)	All sums payable or refundable under the above sub-paragraph (a) shall be paid, or refunded, as the case may be, without interest EXCEPT THAT if you fail to make payment by the date stated in our written notice to you, then you shall also pay the interest referred to in Clause 4.5 of the Standard Terms from (and including) the date of such written notice until payment in full is received.

2.9	[4]Security Deposit

(a)	It is a condition of acceptance for our tenants to be on the GIRO payment scheme. Under the scheme, the Security Deposit payable by you (which must be maintained throughout the Term)

3 Note to Customer: As illustration only, if the total monthly Rent and Service Charge payable is $A, and the Service Charge is adjusted from $X to $Y, the total monthly Rent and Service Charge payable remains at $A.

4 Note to Customer: The Security Deposit must be in non-cash mode (e.g. cheque, cashier’s order) or Banker’s Guarantee in the format attached. Banker’s Guarantee must be effective from the Commencement Date until the date falling 3 months after the expiry of the Term.

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is set out below.

Private Lot No.:	Unit No(s):	Security Deposit:
[Note to Customer:	#03-27	An amount equivalent to 1 month’s Rent and Service Charge
This will be
made known
later.]

(b)	Please note that if your GIRO arrangement is not effected or is discontinued for any reason, the Security Deposit will be increased as set out in the Standard Terms.
(c)	Before taking possession of the Premises, you must pay to us the Security Deposit.

2.10	Reinstatement Deposit

You must seek our consent if you wish to carry out any addition or alteration works at the Premises. A reinstatement deposit will be required for our consent which will be on such terms and conditions as we may impose.

2.11	Mode of Payment

Your first payment must be by electronic payment through JTC’s Customer Service Portal (CSP) available at http://www.jtc.gov.sg or Bank Transfer to JTC OCBC Bank Account: 501-104970-001. Subsequent monthly payments of Rent, Service Charge, Usage Charge (if any) and GST must be paid by interbank GIRO to our designated bank account. The Rent, Service Charge and Usage Charge (if any) exclude GST. GST is payable by you.

2.12	Fitting Out

You may, as a licensee (on the same terms and conditions in the Tenancy), commence fitting out works (“Fitting Out Works”) after the Possession Date. You must obtain our, and the Authorities’, prior written consent before commencing any Fitting Out Works, and carry out and complete the Fitting Out Works in accordance with our requirements. The Commencement Date remains unchanged even if the Fitting Out Works are completed after the Commencement Date.

2.13	Early Termination by Written Notice

(a)	If you wish to terminate the Tenancy after the Commencement Date and before expiry of the Term, please submit a written request for our consent indicating the reasons and proposed date of termination (which must be at least 3 months after the date of such request or paying us 3 months’ rent-in-lieu) for our consideration. When providing our consent, we may impose certain terms and conditions.

(b)	We may also terminate the Tenancy by giving you not less than 3 months’ prior written notice or paying you 3 months’ rent-in-lieu. The termination of the Tenancy preserves our rights and remedies against you for any prior breach.

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2.14	Failure to proceed with Tenancy before Possession Date

Without affecting Clause 4.5(c) of the Standard Terms and in addition thereto, if –

(a)	before the Possession Date –

(a1)	you fail to proceed with the Tenancy for whatever reason; or

(a2)	(for an individual) you pass away, or a bankruptcy order has been made (or in the process of being made) against you; or

(a3)	(for a partnership) your partnership business is deregistered, or no longer exists, for whatever reason;

(a4)	you are wound up (or in the process of being wound up) in any manner whatsoever, whether voluntarily or otherwise; or

(b)	you fail to pay the balance of the first month’s Rent and Service Charge by the time stated in paragraph 2.5 above; or

(c)	you fail to pay the first month’s Service Charge by the time stated in paragraph 2.6 above; or

(d)	you fail to pay the Security Deposit by the time stated in paragraph 2.9(c) above; or

(e)	you fail to take possession of the Premises for whatever reason, then, without affecting any of our rights and remedies under the Tenancy or at Law, upon giving written notice to you –

(f)	the application deposit, and all other monies paid to us, will be forfeited and belong to us absolutely. For clarity, there will be no refund of any stamp fee paid;

(g)	the Tenancy is terminated on the date as specified in such notice; and

(h)	we will be entitled to rent the Premises (or any part of it) to another person or deal with the Premises in any other manner as we require.

2.14 A	Ineligible

(a)	Notwithstanding anything in the Tenancy, the Tenancy will terminate automatically if any of the following occurs after your acceptance of this Offer and before the Possession Date:

(a1)	your existing tenancy / lease with us relating to the use and occupation of the Criteria Unit (defined in sub-paragraph (b) below) is terminated, or you are no longer our tenant / lessee of the Criteria Unit, for whatever reason; or

(a2)	you effect any change in shareholding, constitution or membership of your company, sole-proprietorship or partnership; or

(a3)	you effect any form of reconstruction howsoever brought about including any form of amalgamation or merger with or take-over by another person.

In such event –

(i)	the application deposit, and all other monies paid to us, will be forfeited and belong to us absolutely. For clarity, there will be no refund of any stamp fee paid; and
(ii)	we will be entitled to rent the Premises (or any part of it) to another person or deal with the Premises in any other manner as we required.

(b)	The phrase “Criteria Unit” referred to in sub-paragraph (a) above refers to the following unit at Defu Industrial Estate:

35 DEFU LANE 9 SINGAPORE 539275

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2.15	Green Building Obligations

The Premises are located within a building which has been issued with the “BCA Green Mark Award (Platinum)” Certification by the Building and Construction Authority. In this regard, please refer to the relevant clauses in the Special Terms which you must comply with.

2.16	No Representations

No terms or representations or otherwise, whether express or implied, shall form part of the Tenancy other than what is contained in our Offer.

2.17	Guidelines

The guidelines that are applicable to you are attached. These guidelines are subject to change from time to time.

3	TO ACCEPT

3.1	To accept this Offer, please let us have all the following items by 28 December 2021 (“Offer Expiry Date”):

(a)	duly signed original Letter of Acceptance (format attached); and

(b)	payment of all the sums set out in the attached Payment Table (if any) unless otherwise permitted by us;

(c)	duly completed GIRO authorisation form (form attached), if you do not have an existing GIRO account with us; and

(d)	a written confirmation that all payments under the Tenancy are to be paid by GIRO from your existing GIRO account with us.

3.2	There will be no Tenancy between us if we do not receive all the above items by the Offer Expiry Date. In such event, all payments (except for the application deposit which will be retained by us) will be refunded to you (without interest).

3.3	Closer to the date of issuance of the TOP, we will notify you in writing on relevant matters, including your payment of the balance sums as indicated in the attached Payment Table.

Yours sincerely

NG CHUN TIAN

ASSISTANT DIRECTOR

ESTATE REDEVELOPMENT DEPARTMENT

ENTERPRISE CLUSTER GROUP

DID	6883 3295

E-MAIL :  Ng_Chun_Tian@jtc.gov.sg

Encl

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ATTACHMENTS

The following enclosures marked ☐ are attached with this letter:

☒	Payment Table

☒	Format of Letter of Acceptance

☒	Format of Banker’s Guarantee for Security Deposit

☒	Special Terms and Conditions for -

☒	JTC Defu Industrial City

☒ Annex A (Green Building Obligations)

☒ Annex B (Option to Renew) [For Eligible Tenants]

☒	Standard Terms and Conditions

☒	Plan of the Premises

Other Materials and Resources	☐	GIRO Application Form
	☐	E-Statement for all new JTC contracts
	☐	Schedule of Statutory Controls for Flatted, Ramp-up and Stack-up Factory Customers
	☐	JTC Defu Industrial City Tenant’s Guide Book (to be issued nearer TOP)

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PAYMENT TABLE

OFFER FOR TENANCY OF JTC SPACE KNOWN AS:

Private Lot No.:	Unit No:
[Note to Customer: This will be made known later.]	#03-27 (Type: D2) at Blk 8 Defu South Street 1 JTC Defu Industrial City Singapore 533758

(the “Premises”)

Payable upon acceptance of this Offer

Unit No.:		Amount	GST at prevailing rate
#03-27	First month’s Rent & Service Charge	$37,186.57
	Stamp fee payable on Letter of Acceptance (which we will stamp on your behalf)	$5,354
	Less : Application Deposit collected	$37,186.57
Total Payable (excl GST)		$5,354

Payable before taking possession of Premises

Unit No.:		Amount
#03-27	GST for the First month’s Rent & Service Charge	$2,603.06
	Security Deposit	$37,186.57
Total Payable (excl GST)		$39,789.63

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(Format of Letter of Acceptance)

Letter of Acceptance

[On Tenant’s Letterhead]

Date : <To be dated on the day this letter is forwarded to JTC>

Jurong Town Corporation

The JTC Summit

8 Jurong Town Hall Road

Singapore 609434

Dear Sirs,

ACCEPTANCE OF OFFER FOR TENANCY OF JTC DEFU INDUSTRIAL CITY

Private Lot No.:	Unit No:
[Note to Customer: This will be made known later.]	#03-27
at Blk 8 Defu South Street 1 JTC Defu Industrial City Singapore 533758 (the “Premises”)

1.	We refer to your letter of offer dated 21 December 2021, the Special Terms and Standard Terms referred to therein, (collectively, the “Offer”) for the tenancy of the Premises and hereby confirm our acceptance of all the terms and conditions of the Offer.

2.	We forward the following as confirmation of our acceptance:

(a)	* a cheque/cashier’s order for S$ issued to JTC CORPORATION, being the total amount as indicated in the Payment Table.
* delete whichever is not applicable
(b)	@ duly completed GIRO authorisation form (form attached), if you do not have an existing GIRO account with us; or

@ We confirm that all payments under the Tenancy are to be paid by GIRO (from our existing GIRO bank account) under [5]our existing account no. ____________with you.
@ delete whichever is not applicable

3.	We understand and agree that we will only be able to access, print and download our Statement of Accounts (SA) through JTC’s Customer Service Portal (CSP). We will refer to your Customer Service Portal guidelines available at http://www.jtc.gov.sg for more information.

4.	This acceptance, together with the Offer, constitutes a binding Tenancy Agreement between us.

5 Note to Customer: Your existing account no. with us, can be found in our Statement of Account issued to you.

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(EXECUTION PORTION FOR SOLE PROPRIETORS AND PARTNERSHIPS)

Yours faithfully,

Signature:	@Signature:	@Signature:
Name:	@Name:	@Name:
NRIC no:	@NRIC no:	@NRIC no:

in the presence of:

Name of witness:
NRIC No:

(EXECUTION PORTION FOR PRIVATE/ PUBLIC LIMITED COMPANIES)

Yours faithfully,

For and on behalf of                                                                                [insert Company’s Name]

_______________________________________
Signature of authorised signatory
Name of authorized signatory:______________________
Designation:______________________________

in the presence of :

Name of witness:
NRIC No.:

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(Format of Banker’s Guarantee)

To:	Jurong Town Corporation
(the “Landlord” which expression shall include its successors and assigns)

Dear Sirs

BANKER’S GUARANTEE NO: ________________FOR S$ _________________________

1.	IN CONSIDERATION of the Landlord –

(a)	agreeing to grant a tenancy (the “Tenancy”) to ______________ of _________________ (the “Tenant”) the following premises:

Private Lot No.:	Unit No.:
[Note to Customer: This will be made known later.]	#03-27
At Blk 8 Defu South Street 1 JTC Defu Industrial City Singapore 533758

(the “Premises”) for a term (the “Term”) of ___________ years _________ months __________ days from _______ and expiring on ____________ (the “Tenancy Expiry Date”); and

(b)	allowing the Tenant to furnish a banker’s guarantee for the whole of the Security Deposit referred to in the Tenancy,

We, __________________________ (Note to Tenant: Insert Bank’s name) (the “Guarantor”), irrevocably and unconditionally, agree, as a primary obligation (the “guaranteed obligation”) and principal debtor, to pay to the Landlord on demand in writing by the Landlord, any sum or sums demanded not exceeding in aggregate the sum (the “Guaranteed Sum”) of Singapore Dollars (S$___________).

2.	Payment of the Guaranteed Sum will be made by the Guarantor to the Landlord:

(a)	upon the Guarantor receiving a written demand from the Landlord;

(b)	whether or not the Guarantor gives prior notice of the payment to the Tenant;

(c)	despite any notice given to the Guarantor by the Tenant not to pay to the Landlord any sums payable under this Guarantee; and

(d)	irrespective of the performance or non-performance by the Tenant or the Landlord of the Tenancy or any obligation under or in connection with the Tenancy in any respect.

3.	The Guarantor’s liability under this Guarantee is not affected or discharged in any way by:

(a)	any variation of the Tenancy; or

(b)	any extension of time or other forbearance given by the Landlord to the Tenant; or

(c)	the insolvency, bankruptcy, winding up or judicial management (as the case may be) of the Tenant; or

(d)	any other circumstance, act or omission which (except for this provision) may operate to exonerate the Guarantor from that liability or affect that liability at law or in equity.

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4.	It is expressly acknowledged and declared that partial and multiple drawings on this Guarantee are permitted.

5.	This Guarantee is a continuing security and remains in force until the earliest of the following events:

(a)	this Guarantee is returned to the Guarantor;
(b)	notification in writing has been received by the Guarantor from the Landlord that this Guarantee is no longer required;
(c)	payment is made under paragraph 2 above to the Landlord by the Guarantor of the whole of the Guaranteed Sum; or
(d)	the expiry of this Guarantee on _________________ (Note to Tenant: Insert date falling 3 months after the Tenancy Expiry Date)[6] (the “Guarantee Expiry Date”).

6.	The Guarantor will not inquire into the reasons, circumstances or authenticity of the grounds for the Landlord’s demand.

7.	This Guarantee is governed by and will be interpreted in accordance with the laws of Singapore.

8.	Any claim under this Guarantee must be made in writing before the Guarantee Expiry Date and must be delivered personally or sent by prepaid registered post to the Guarantor’s Singapore address at
______________________________________ (Note to Tenant: Insert Bank’s Singapore address for service of written claim by the Landlord).

9.	The Landlord may assign its rights and benefits hereunder to any person to whom it may assign its rights and benefits under the Tenancy. The Landlord shall give to the Guarantor a notice of such assignment.

10.	A person who is not the Guarantor or the Landlord has no right under the Contracts (Rights of Third Parties) Act (Chapter 53B) to enforce any term of this Guarantee. The word “person” includes a body corporate.

Yours faithfully
For (Bank issuing the Banker’s Guarantee)

Date	Name of Authorised Signator(ies):

6 Note to Customer: For example, if the Tenancy Expiry Date is 10 Jan 2018, the Guarantee Expiry Date is 9 April 2018 i.e. 3 months later.

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